UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2019

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	98-1271120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores, Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	TGLS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2019, Samuel R. Azout notified the Board of Directors (“Board”) of Tecnoglass Inc. (the “Company”) that he was resigning as a director of the Company and from each committee on which he served. Mr. Azout’s resignation was due to personal reasons and not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices (financial or otherwise).

The Board has appointed Carlos Alfredo Cure Cure to fill the vacancy created by Mr. Azout’s resignation. Mr. Cure Cure currently acts as external advisor to Grupo Olímpica, one of the largest multi-industry conglomerates in Colombia, and is the former president of the Board of Directors of Ecopetrol S.A. (NYSE: EC), the leading oil & gas company in Colombia. From 2011 to 2013, Mr. Cure Cure served as the Colombian Embassador to Venezuela. Earlier in his carrier, he was the Financial Manager of Cementos del Caribe, General Manager of Cementos Toluviejo, General Manager of Astilleros Unión Industrial, and Sociedad Portuaria de Barranquilla. He has served as a board member of Avianca (NYSE: AVH) and Isagen, and is the former President of Bavaria S.A. (AB Inbev, EBR: ABI). Mr. Cure Cure earned a B.S. in Civil Engenieering from Universidad Nacional de Colombia.

On September 16, 2019, the Company issued a press release announcing the foregoing. The press release is included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated September 16, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2019

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer

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